                                                                    EXHIBIT 25.2

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                               TRW Automotive Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     57-1140153
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                              Kelsey-Hayes Company
               (Exact name of obligor as specified in its charter)

Delaware                                                     13-3369789
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                           Kelsey-Hayes Holdings Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     38-3169829
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                                KH Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     38-3090064
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                  Lake Center Industries Transportation, Inc.
              (Exact name of obligor as specified in its charter)

Minnesota                                                    41-0968891
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

5676 Industrial Park Road
Winona, Minnesota                                            55987
(Address of principal executive offices)                     (Zip code)

                                     - 2 -

                             Lucas Automotive Inc.
              (Exact name of obligor as specified in its charter)

Michigan                                                     54-1640694
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                     LucasVarity Automotive Holding Company
              (Exact name of obligor as specified in its charter)

Delaware                                                     32-0060844
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                             TRW Auto Holdings Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                     65-1166521
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                         TRW Automotive Holding Company
              (Exact name of obligor as specified in its charter)

Delaware                                                     34-1629553
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                                     - 3 -

                            TRW Automotive J.V. LLC
              (Exact name of obligor as specified in its charter)

Delaware                                                     85-0487335
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                           TRW Automotive (LV) Corp.
              (Exact name of obligor as specified in its charter)

Delaware                                                     05-0555258
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                  TRW Automotive Safety Systems Arkansas Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                     71-0780825
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                            TRW Automotive U.S. LLC
              (Exact name of obligor as specified in its charter)

Delaware                                                     14-1857697
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                                     - 4 -

                          TRW Composants Moteurs Inc.
              (Exact name of obligor as specified in its charter)

Ohio                                                         34-1435033
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

31, rue des Forges
F-67133 Schirmeck, France
(Address of principal executive offices)                     (Zip code)

                                 TRW East Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                     31-1496475
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                   TRW Occupant Restraints South Africa Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                     98-0155018
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                                TRW Odyssey Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                     34-1829922
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                                     - 5 -

                               TRW Overseas Inc.
              (Exact name of obligor as specified in its charter)

Ohio                                                         34-1050223
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                             TRW Powder Metal Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                     34-1664519
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                            TRW Safety Systems Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                     34-1758354
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                                TRW Technar Inc.
              (Exact name of obligor as specified in its charter)

California                                                   95-2388638
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

24175 Research Drive
Farmington Hills, Michigan                                   48335-2642
(Address of principal executive offices)                     (Zip code)

                                     - 6 -

                        TRW Vehicle Safety Systems Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                     38-2762080
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

4505 W. 26 Mile Road
Washington, Michigan                                         48094
(Address of principal executive offices)                     (Zip code)

                         Varity Executive Payroll, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                     06-1355174
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                      Worldwide Distribution Centers, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                     51-0123205
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12025 Tech Center Drive
Livonia, Michigan                                            48150
(Address of principal executive offices)                     (Zip code)

                 TRW Automotive Finance (Luxembourg), S.A.R.L.
              (Exact name of obligor as specified in its charter)

Luxembourg                                                   98-0395060
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

398, route d'Esch L-1471
Luxembourg, Grand Duche de Luxembourg
(Address of principal executive offices)                     (Zip code)

                                     - 7 -

                           ---------------------------

                          10-1/8% Senior Notes due 2013
                       (Title of the indenture securities)

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                                     - 8 -

1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (A)  NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT
         IS SUBJECT.

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                         Name                                                            Address
--------------------------------------------------------------------------------------------------------------------------

    Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y. 10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y. 10045

    Federal Deposit Insurance Corporation                    Washington, D.C.  20429

    New York Clearing House Association                      New York, New York   10005

    (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE
    INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE
    7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R.
    229.10(D).

    1.   A copy of the Organization Certificate of The Bank of New York
         (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1
         filed with Registration Statement No. 33-21672 and Exhibit 1 to Form
         T-1 filed with Registration Statement No. 33-29637.)

    4.   A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6.   The consent of the Trustee required by Section 321(b) of the Act.

                                     - 9 -

    7.   A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                     - 10 -

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New
York, a corporation organized and existing under the laws of the State of New
York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and
State of New York, on the 6th day of August, 2003.

                                         THE BANK OF NEW YORK

                                         By: /S/ STACEY POINDEXTER
                                             -----------------------------
                                             Name:  STACEY POINDEXTER
                                             Title: ASSISTANT TREASURER

                                     - 11 -

                                                                       Exhibit 6

                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture
Act of 1939 in connection with the proposed issue of TRW Automotive Inc. 10-1/8%
Senior Notes due 2013, we hereby consent that reports of examinations by
Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                               THE BANK OF NEW YORK

                                               By: /S/  STACEY POINDEXTER
                                                   -----------------------------
                                                        STACEY POINDEXTER
                                                        ASSISTANT TREASURER

Dated: August 6, 2003

                                     - 12 -

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                                                                       Exhibit 7

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this
District pursuant to the provisions of the Federal Reserve Act.

                                                                                              Dollar Amounts
ASSETS                                                                                          In Thousands

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin......................................       $4,389,492
   Interest-bearing balances...............................................................        3,288,212
Securities:
   Held-to-maturity securities.............................................................          654,763
   Available-for-sale securities...........................................................       17,626,360
Federal funds sold in domestic offices.....................................................        1,759,600
Securities purchased under agreements to resell............................................          911,600
Loans and lease financing receivables:
   Loans and leases held for sale................ .........................................          724,074
   Loans and leases, net of unearned income................................................       32,368,718
   LESS: Allowance for loan and lease losses...............................................          826,505
   Loans and leases, net of unearned income and allowance..................................       31,542,213
Trading Assets......................................... ...................................        7,527,662
Premises and fixed assets (including capitalized leases)...................................          825,706
Other real estate owned................................                                                  164
Investments in unconsolidated subsidiaries and associated companies........................          260,940
Customers' liability to this bank on acceptances outstanding...............................          225,935
Intangible assets..........................................................................
   Goodwill................................................................................        2,027,675
   Other intangible assets.................................................................           75,330
Other assets...............................................................................        4,843,295
                                                                                                 -----------

                                     - 13 -

Total assets...............................................................................      $76,683,021
                                                                                                 ===========
LIABILITIES
Deposits:
   In domestic offices.....................................................................      $33,212,852
   Noninterest-bearing.....................................................................       12,997,086
   Interest-bearing........................................................................       20,215,766
   In foreign offices, Edge and Agreement subsidiaries, and IBFs...........................       24,210,507
   Noninterest-bearing.....................................................................          595,520
   Interest-bearing........................................................................       23,614,987
Federal funds purchased in domestic offices........................................... ....          375,322
Securities sold under agreements to repurchase.............................................          246,755
Trading liabilities........................................................................        2,335,466
Other borrowed money:
   (includes mortgage indebtedness and obligations under capitalized leases)...............          959,997
Bank's liability on acceptances executed and outstanding...................................          227,253
Subordinated notes and debentures..........................................................        2,090,000
Other liabilities..........................................................................        5,716,796
                                                                                                 -----------
Total liabilities..........................................................................      $69,374,948
                                                                                                 ===========
Minority interest in consolidated subsidiaries.............................................          540,772

EQUITY CAPITAL
Perpetual preferred stock and related surplus..............................................                0
Common stock...............................................................................        1,135,284
Surplus....................................................................................        1,056,295
Retained earnings..........................................................................        4,463,720
Accumulated other comprehensive income.....................................................        (112,002)
Other equity capital components............................................................                0
------------------------------------------------------------------------------------------------------------
Total equity capital.......................................................................        6,767,301
                                                                                                 -----------
Total liabilities minority interest and equity capital.                                          $76,683,021
                                                                                                 ===========

                                     - 14 -

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                       /s/Thomas J. Mastro,
                                      Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                            __
/s/Thomas A. Renyi            |
/s/Gerald L. Hassell          |                        Directors
/s/Alan R. Griffith         __|

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                                     - 15 -